\                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        January 20, 1998

                                 ABS Group Inc.
               (Exact name of registrant as specified in charter)


   Delaware                         0-19814                         87-0462198
(State or Other                   (Commission                     (IRS Employer
Jurisdiction of                   File Number)                    Identification
Incorporation)                                                       Number)


818 East South Temple Street, Salt Lake City, Utah                    84102
(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code        801-521-8000



          (Former name or former address, if changed since last report)

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

I
A. TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION - 20,000 shares of $.0001 par value common stock sold at $0.75 per share
         - with funds of $15,000 received by Registrant in January, 1998.

B.       NAME OF THE PLACEMENT AGENT(S) IS -None

C. CONSIDERATION RECEIVED - Total consideration paid was $15,000 ($0.75 per share) with no costs directly attributed to such transaction other than for legal services rendered with respect thereto.

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.

II
A. TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION - 8,111 shares of $.0001 par value common stock sold at $1.25 per share in consideration of extinguishment of indebtedness of $10,138.71 ($10,000 principal and $138.71 accrued interest). Net principal proceeds were received on or about December 4, 1997 in the form of loan to the Company as indicated in II C.

B.       NAME OF THE PLACEMENT AGENT(S) IS - None

C. CONSIDERATION RECEIVED - Total gross consideration of $10,138.71 was used to convert debt into equity in that the Registrant had received $10,000 as a loan bearing interest at the rate of 10% per annum. Subsequently, the aforesaid indebtedness was canceled with the lender entering into an Off-Shore Securities Subscription Agreement on January 23, 1998 to purchase 8,111 shares at $1.25 per share, which purchase price was equal to the amount then due and in complete cancellation and full satisfaction of such indebtedness. The Registrant, on January 23, 1998, instructed its transfer agent to issue the underlying shares of common stock (8,111 shares) in accordance with aforesaid Off-Shore Securities Subscription Agreement.

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ABS GROUP INC.



                                             By  /Emanuel A. Floor/
                                                 Emanuel A. Floor, President

Date: January 20, 1998